Exhibit 10.1

EXECUTION VERSION

AMENDMENT #3 TO CREDIT AGREEMENT AND AMENDMENT TO WARRANT CERTIFICATES

This AMENDMENT #3 TO CREDIT AGREEMENT AND AMENDMENT TO WARRANT CERTIFICATES, dated as of March 31, 2017 (this “Third Amendment”), is made among KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company,  (the “Borrower”), certain Affiliates of the Borrower listed on the signature pages hereof under the heading “GUARANTORS” (each a “Guarantor” and, collectively, the “Guarantors”), and the lenders listed on the signature pages hereof under the heading “LENDERS” (each a “Lender” and, collectively, the “Lenders”), with respect to the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Guarantors and the Lenders are parties to a Credit Agreement, dated as of August 28, 2015 (as subsequently amended or otherwise modified, including pursuant to this Third Amendment, the “Credit Agreement”);

WHEREAS, in connection with the making of the loans under the Credit Agreement, the Borrower executed and issued Warrant Certificates (as defined in the Credit Agreement) to the Lenders, which Warrant Certificates were originally issued on August 28, 2015 and, in connection with the amendment and restatement thereof, were reissued on December 21, 2016;

WHEREAS, on the terms and subject to the conditions set forth herein, the parties hereto desire to amend the Existing Credit Agreement (defined below) as set forth herein; and

WHEREAS, on the terms and subject to the conditions set forth herein, the parties also desire to amend the Existing Warrant Certificates (defined below) as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined and/or Used in Credit Agreement.   All capitalized terms used in this Third Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Terms Defined in This Third Amendment.  The following terms when used in this Third Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” means the Credit Agreement as in effect immediately prior to the Third Amendment Effective Date.

“Existing Warrant Certificate” means any Warrant Certificate as in effect immediately prior to the Third Amendment Effective Date.

“Guarantor” is defined in the preamble.

“Third Amendment” is defined in the preamble.

“Third Amendment Effective Date” is defined in Section 4.

(c) Interpretation.  The rules of interpretation set forth in Section 1.02,  1.03 and 1.04 of the Credit Agreement shall be applicable to this Third Amendment and are incorporated herein by this reference.

SECTION 2. Amendments to Existing Credit Agreement. Effective as of (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in their alphabetically appropriate places

“Excluded Asset Sale” means any Asset Sale permitted pursuant to (i) clauses (a) through (h) of Section 9.09, and (ii) to the extent (but only to the extent) (x) such Asset Sale is consummated during the period from the Third Amendment Effective Date to December 31, 2017 and (y) is permitted pursuant to the proviso to Section 3.03(b)(i),  clause (j) of Section 9.09.

“Third Amendment” means Amendment #3 to the Credit Agreement, dated as of March 31, 2017, made among the Borrower, the Guarantors parties thereto and the Lenders parties thereto.

“Third Amendment Effective Date” means March 31, 2017, the date the parties hereto mutually agree that the Third Amendment became effective

(b) Section 1.01 of the Existing Credit Agreement is hereby further amended by amending and restating in its entirety the definition of “Warrant Certificate” set forth therein to read as follows:

“Warrant Certificate” means each warrant certificate, substantially in the form of Exhibit I, executed and delivered by Holdings in favor of a Lender pursuant to Section 6.01(g)(iv), as any such certificate may be subsequently amended, replaced, substituted or otherwise modified.

(c) Section 3.01(a) of the Existing Credit Agreement is hereby amended in its entirety and to read as follows:

“Repayment.  Until the Payment Date occurring on January 31, 2018, no payments of principal of the Loans shall be due.  Commencing with such Payment Date and on each Payment Date occurring thereafter, the Borrower shall repay the outstanding principal of the Loans at par in an amount equal to $380,000, by paying to each Lender its Proportionate Share of such amount on such Payment Date.  To the extent not previously paid, the outstanding principal amount of the Loans, together with all other outstanding Obligations, shall be due and payable on the Maturity Date.”

(d) Section 3.03(b)(i) of the Existing Credit Agreement hereby amended in its entirety to read as follows:

“Asset Sales. In the event of any contemplated Asset Sale or series of Asset Sales yielding Net Proceeds which, when aggregated with the Net Proceeds of all other Asset Sales (other than any Excluded Asset Sale) made after the date hereof, exceed $5,000,000, Borrower shall make a mandatory prepayment in respect of the Loans as follows: (x) if the assets sold represent substantially all of the assets or revenues of Borrower, or represent the sale of all or substantially all of the assets or revenues of any specific line of business which either on its own or together with other lines of business sold over the term of this Agreement account for revenue generated by such lines of business exceeding 20% of the revenue of Borrower in the immediately preceding year, Borrower shall make a mandatory prepayment of the Loans in an amount equal to the Redemption Price for all Loans applicable on the date of such Asset Sale; (y) in the case of any Asset Sale permitted under Section 9.09(i), Borrower shall make a mandatory prepayment of the Loans in an amount equal to 50% of the Net Proceeds of such Asset Sale, which amount shall be applied to the Redemption Price applicable on the date of such Asset Sale; and (z) in the case of all other Asset Sales not described in the foregoing clauses (x) and (y), Borrower shall make a mandatory prepayment of the Loans in an amount equal to the entire amount of the Net Proceeds of such Asset Sale, which amount shall be applied to the Redemption Price applicable on the date of such Asset Sale, credited (in all cases described in clauses (x), (y) and (z) above) in the order set forth in Section 3.03(b)(v).

(e) Section 9.09(j) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Asset Sales that (x) are not otherwise described in this Section 9.09 and (y) are in respect of assets or properties that, (1) if sold or otherwise disposed of during the period from the Third Amendment Effective Date to December 31, 2017 have a fair market value that does not exceed $17,000,000 in the aggregate for all properties and assets sold or otherwise disposed of during such period, and (2) if sold or otherwise disposed of at any other time have a fair market value that does not exceed $7,500,000 in the aggregate for all assets or properties sold or disposed of since the Closing Date (exclusive of assets or properties sold or otherwise disposed of during the period described in clause (y)(1) above).”

(f) Section 10.03 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Future Capital Raising.  During the period commencing with the Third Amendment Effective Date and ending on December 31, 2017, Holdings shall have received an aggregate amount not less than $17,000,000 from: (a) gross cash proceeds resulting from one or more sales, offerings or issuances of its Qualified Equity Interests; (b) gross cash proceeds resulting from non-dilutive funding from, or arising out of, one or more strategic transactions (e.g., licensing deal, business development transaction etc.) entered into after the Third Amendment Effective Date (but on or prior to December 31, 2017) and approved by the Board of Directors of Holdings; or (c) cash Net Proceeds from one or more Asset Sales permitted pursuant to Section 9.09(j).”

SECTION 3. Amendments to Existing Warrant Certificates.  Effective as of (and subject to the occurrence of) the Third Amendment Effective Date, each outstanding Existing Warrant Certificate is hereby amended as follows:

(a) Section 1 of each Existing Warrant Certificate is hereby amended by amending and restating the definitions of “Exercise Price” and “Rule 144” in their respective entireties to read as follows:

“Exercise Price” means, subject to adjustment pursuant to Sections 4(a) and 4(b)(i)(2), a price per Warrant Share equal to $4.50.

“Rule 144” means Rule 144 under the Securities Act, as amended.

(b) Section 1 of each Existing Warrant Certificate is hereby further amended by deleting the defined term “Cashless Exercise”.

(c) Section 3(b) of each Existing Warrant Certificate is hereby amended and restated in its entirety to read as follows:

“(b)        Payment of the Aggregate Exercise Price.   When due and payable hereunder, the Holder shall pay the Aggregate Exercise Price to the Company by delivery of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company.”

(d) Section 14 of each Existing Warrant Certificate is hereby amended by amending and restating the first paragraph of such Section in its entirety to read as follows:

“Upon the occurrence and during the continuance of any Event of Default, at the option of the Holder exercised by way of delivery of written notice to the Company (a “Redemption Notice”), the Holder shall have the right to terminate this Warrant

Certificate and demand a redemption of the Warrant Shares representing the then unexercised portion of this Warrant Certificate (an “Early Redemption”).”

SECTION 4. Conditions of Effectiveness.  This Third Amendment shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Lenders (the date when all such conditions are so satisfied being the “Third Amendment Effective Date”):

(a) The Lenders shall have received counterparts of this Third Amendment executed on behalf of the Borrower, Guarantors and all Lenders.

(b) The representations, warranties and reaffirmations set forth in Section 5 below shall be true and correct.

(c) The Lenders shall have received all fees, costs and expenses due and payable pursuant to Section 13.03(a)(i)(z) of the Credit Agreement, including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Lenders if then invoiced, together with all other fees separately agreed to by the Borrower and the Lenders.

(d) All legal matters incident to the effectiveness of this Third Amendment shall be reasonably satisfactory to the Lenders.

SECTION 5. Representations and Warranties; Reaffirmation.
(a) The Obligors hereby jointly and severally represent and warrant to each Lender as follows:

(i) Each Obligor has full power, authority and legal right to make and perform this Third Amendment.  This Third Amendment is within each Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action.  This Third Amendment has been duly executed and delivered by each Obligor and each of this Third Amendment and the Credit Agreement, as amended hereby, and each other Loan Document to which such Obligor is a party constitutes a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  Neither this Third Amendment nor the Credit Agreement (x) requires any consent or approval of, registration or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) violates any applicable Law or the charter, bylaws or other organizational documents of any Obligor or any of its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (z) violates or would reasonably be expected to result in an event of default under any Material Agreement binding upon such Obligor or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii) The representations and warranties set forth in each Loan Document, in each case, are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(iii) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Third Amendment.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under each Loan Document (including without limitation the Credit Agreement) to which it is a party and agrees that each such Loan Document remains in full force and effect, undiminished by this Third Amendment, except as expressly provided herein; provided that, after the Third Amendment Effective Date, all references in any Loan Document to the “Credit Agreement”, “Loan Document”, “thereunder”, “thereof”, or words of similar import shall mean the Existing Credit Agreement and the Loan Documents, as amended or otherwise modified by this Third Amendment.  By executing this Third Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Third Amendment.

SECTION 6. Guarantors’ Acknowledgement and Consent.  Each Guarantor has read this Third Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which such Person is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.  Each Guarantor acknowledges and agrees that (i) such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the supplements and amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in the Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future supplements or amendments to the Credit Agreement.

SECTION 7. Miscellaneous.

(a) No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement, the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as expressly amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

(b) Severability. In case any provision of or obligation under this Third Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and 6 enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings.  Headings and captions used in this Third Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration.  This Third Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.  This Third Amendment shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Section 13 thereof (including, without limitation, Sections 13.09,  13.10 and 13.11).

(e) This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Counterparts.  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

(g) Controlling Provisions.  In the event of any inconsistencies between the provisions of this Third Amendment and the provisions of any other Loan Document, the provisions of this Third Amendment shall govern and prevail.  Except as expressly modified by this Third Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment, as of the date first above written.

BORROWER:

KADMON PHARMACEUTICALS, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

GUARANTORS:

KADMON CORPORATION, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

KADMON HOLDINGS, INC (f/k/a Kadmon Holdings, LLC)

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

KADMON RESEARCH INSTITUTE, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS RESEARCH INSTITUTE I, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS BIOLOGICS, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS GLOBAL PHARMA, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

COLLATERAL REPRESENTATIVE:

PERCEPTIVE CREDIT HOLDINGS, LP

By Perceptive Credit Opportunities GP, LLC, its general partner

By ____________________________________

Sandeep Dixit

Chief Credit Officer

By ____________________________________

Name:

Title:

LENDERS:

PERCEPTIVE CREDIT HOLDINGS, LP

By Perceptive Credit Opportunities GP, LLC, its general partner

By ____________________________________

Sandeep Dixit

Chief Credit Officer

By ____________________________________

Name:

Title:

GOLDENTREE CREDIT OPPORTUNITIES, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GOLDENTREE CREDIT OPPORTUNITIES, LTD

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GOLDENTREE INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, LPBY GOLDENTREE ASSET MANAGEMENT, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GT NM, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title: